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                                                                   EXHIBIT 10.16

                                LEASE AGREEMENT

1.  BASIC LEASE INFORMATION.

    1.01  BASIC LEASE PROVISIONS

          DATE:                    November 12, 2001

          LANDLORD:                CENTURY PARTNERSHIP LTD., a Nevada limited
                                   liability company

          MANAGER'S NAME:          Four J's Enterprises Inc.,
                                   dba: West Coast Property Management Co.

          ADDRESS OF LANDLORD:     3111 Bel Air Drive #214
                                   Las Vegas, Nevada 89109

          TENANT:                  Holiday RV Superstores of Nevada, Inc.
                                   dba: Recreation USA

          ADDRESS OF THE PREMISES/
          MAILING ADDRESS OF       4000 Boulder Highway Unit #5
          THE TENANT:              Las Vegas, Nevada 89121

          TENANT'S TRADE NAME:     Recreation USA

          LEASE TERM:              Three (3) years and two (2) months,
                                   commencing November 1, 2001 and terminating on December 31, 2004

          OPTION FOR ADDITIONAL
          LEASED AREA:             See Exhibit C

          FIXED MINIMUM            For display area #1 and office premises
          RENT PER MONTH:          (said office spaces are known as #5 and #6):

                                   11/01/01 - 12/31/01           $20,750.00
                                   01/01/02 - 12/31/02           $21,750.00
                                   01/01/03 - 12/31/03           $22,750.00
                                   01/01/04 - 12/31/04           $23,750.00

          BUSINESS TO BE CONDUCTED
          BY TENANT:               Motor home sales

          SECURITY DEPOSIT:        $20,750.00 deposit required

          GUARANTOR:               Holiday RV Superstores, Inc.
                                   Florida corporate office (949) 522-9903
                                                        fax (949) 523-9006

          BROKER:                  None

    1.02. EXHIBITS. The exhibits attached to this Lease and incorporated herein are:

               EXHIBIT A:--Legal Description of Shopping Center.         (p. 13)
               EXHIBIT B:--Site Plan of Shopping Center and Leased
                           Premises.                                     (p. 14)
               EXHIBIT C:--Option for Additional Leased Area             (p. 15)
               EXHIBIT D:--Guaranty of Lease                             (p. 16)
               EXHIBIT E:--Rules and Regulations                         (p. 17)

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     The above Basic Lease Information is hereby incorporated into and made a part of the attached Lease. Any reference in the Lease to the above terms shall mean and refer to the information and terms set forth in the above Basic Lease Information. In the event of any conflict between the Basic Lease Information and the terms of the Lease, the terms of the Lease shall control.

     This Lease is made by and between Landlord and Tenant as specified in
Article 1. The Exhibits as may be referred to herein are attached hereto and incorporated as a part of this Lease.

2.   LEASED PREMISES.

     2.01. SHOPPING CENTER AND COMMON AREAS. The land described in Exhibit A together with the building and improvements depicted on Exhibit B are known as "CENTURY PLAZA" ("Shopping Center").

     "Common Areas" are (and shall give to tenants the non-exclusive revocable license to use) Landlord designated equipment and special services at the Shopping Center provided by Landlord from time to time for the common or joint use and benefit of tenants, Landlord designated parking areas and landscaped areas.

     2.02. LEASED PREMISES. Landlord leases to Tenant those premises in the Shopping Center, which constitute Display areas and Stores #5 and #6 @ 4000 Boulder Highway, Las Vegas, NV 89121, in the area consisting of the approximate dimensions as shown in Exhibit B. ("Leased Premises"). Landlord reserves exclusive use of the roof, exterior walls, (other than storefronts) and the area above and below the Leased Premises for all purposes. Tenant will have exclusive use of Exhibit B "EXCLUDING the "Billboard Signs."

     Landlord reserves an ingress and egress easement across ALL Display areas for access to the Landlord's "Billboard Signs." The Basic Lease does not include any rights or use of any of the "Billboard Signs."

3.   TERM.

     3.01. LEASE TERM. The Lease term of Three (3) Years and Two (2) Months commences on November 1, 2001 to December 31, 2004.

     The term ("Lease Term") shall be as in 1.01., but if the commencement date is other than the first day of a calendar month the Lease Term shall be for the period in 1.01., from the first day of the calendar month succeeding the commencement date.

     3.02. EXCUSE OF LANDLORD'S PERFORMANCE. Landlord shall not be in default with respect to the performance of this Lease if same shall be due to any strike, lock-out, governmental regulations or controls, the inability to obtain any material, service or financing, through Act of God or other cause beyond the control of the Landlord.

4.   ADMINISTRATIVE.

     4.01. PAST DUE RENT. If Tenant shall fail to pay the Lease amount due, when the same is due, then said unpaid amounts shall bear Ten percent (10%) interest from the Eighth (8th) day overdue to the date of payment.

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     4.02.     NON-SUFFICIENT FUNDS/BAD CHECKS.   A service fee of $25.00 will
be assessed on each NSF check returned from the bank. NSF checks may subject the Lease payment to possible late charges.

     4.03.     PLACE OF PAYMENT.   All rental and all other sums payable to
Landlord shall be sent via United States Mail, to the Landlord's address @ 3111 Bel Air Drive #214 Las Vegas, NV 89109. To avoid any applicable late charges, - the postmarked date on the envelope shall be no later than the date said payment is due.

5.   LATE CHARGE.

     5.01.     LATE CHARGE.   Late charges are to be applied to all unpaid rents
and other monies by Tenant, to the Landlord. In the event any payment is not paid within Seven (7) days of the due date, Tenant shall pay to the Landlord a late charge of Ten percent (10%) PENALTY in addition to each payment due and unpaid.

6.   POSSESSION AS IS.

     6.01.     POSSESSION AS IS.   It is acknowledged that Tenant is taking
possession of the Leased Premises in its "As Is" condition. Tenant shall not make any alterations or improvements without first obtaining Landlord's prior written consent. Any such alterations, additions or improvements shall be made by the Tenant, in a good workmanlike manner, without cost to the Landlord. All alterations, additions, and improvements shall become the property of the Landlord. However, upon written notice by the Landlord to the Tenant prior to the expiration of this Lease, Tenant agrees to remove said alterations, additions, or other improvements, thereby restoring the demised premises back to its original condition, as Tenant's sole expense.

7.   USE OF LEASED PREMISES.

     7.01.     OPERATION OF BUSINESS/USE OF LEASED PREMISES.     Tenant shall
use the Leased Premises solely for the business to be conducted by Tenant as provided in 1.01. Tenant shall conduct continuously in the Leased Premises the business provided in 1.01. Tenant shall conduct its business in the Leased Premise during the regular customary days and hours for such type of business in the City of Las Vegas and County of Clark.

     The premises are to be used for the display and sales of motor homes. All necessary licenses, permits of any type and nature, and observance of building and fire codes are the Tenant's responsibility.

     7.02.     RADIUS CLAUSE.      Tenant shall not, during the Lease Term, own,
operate, maintain or control any business similar to, or competing with the business to be conducted on the Leased Premises, and located within a radius of one and one-half (1 1/2) miles from the outside boundaries of the Shopping Center, with the exception of any such business in operation by Tenant prior to the date of this Lease.

     7.03.  OPERATION OF CONCESSIONS.   No business is to be operated from the
Leased Premises by any concessionaire or licensee without the prior written consent of Landlord, nor is there to be conducted on the leased premises any gaming without the prior written consent of Landlord.


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     7.04.  SIGNS, AWNINGS AND CANOPIES.  Tenant will not allow the placement or maintenance on any exterior door, wall or window of the Leased Premises any sign, awning or canopy, or advertising matter or other thing of any kind, and will not place or maintain any exterior lighting, plumbing fixture or protruding object or any decoration lettering or advertising matter on the glass of any window or door of the Leased Premises without first obtaining the Landlord's written approval and consent prior to any such installation. Tenant further agrees to maintain such as may be approved in good condition and repair at all times. Tenant's sign shall be designed, constructed and located in accordance with the prior approval of the Landlord.

     7.05. WASTE OR NUISANCE. Tenant shall not commit or suffer to be committed any waste upon the Leased Premises or any nuisance or other act or thing which may disturb the quiet enjoyment of any other tenant in the building.

     7.06. GOVERNMENTAL REGULATIONS. Tenant shall, at Tenant's sole cost and expense, comply with all of the requirements of all county, municipal, state, federal and other applicable governmental authorities, now in force, or which may hereafter be in force, pertaining to the operation of the Leased Premises.

8.   TENANT'S PROPORTIONATE SHARE OF EXPENSES

     8.01. TENANT'S PROPORTIONATE SHARE. Tenant's percentage of the Common Area Charges are calculated as follows: Common Area square footage of 65,700 divided by 182,548 square feet in the entire Shopping Center land area (buildings excluded) determines 36% of the Shopping Center land is the Common Area. Tenant's building square footage is 3,673 square feet divided by 26,264 square feet in the total building Tenant Area results in Tenant's share of 13.98% of the Common Area. Common Area Charges, determined by the Landlord, for the past 12 months, are $17,694.00. Therefore, the Tenant's proportionate share of the Common Area Charges are $2,473.62 per year, charged to the Tenant on a monthly basis in the amount of $206.14.

9.   SECURITY DEPOSIT.

     9.01.  AMOUNT.  Tenant has deposited with Landlord a security deposit as in
1.01. Said deposit shall be held by Landlord, without liability for interest, as security for the faithful performance by Tenant of all of the terms, covenants and conditions of this Lease.

     9.02. USE AND RETURN. Upon any breach by Tenant, Landlord may apply the deposit to help cure the breach and failure of Tenant to reinstate the deposit within five (5) days of Landlord's demand therefore shall constitute a breach. Upon Tenant's delivery to Landlord of the Leased Premises in good condition and repair at the expiration of the Lease Term, the deposit shall be returned to Tenant.

10.  COMMON AREAS AND COMMON AREA CHARGES.

     10.01. The term "Common Areas" means the parking areas, roadways, pedestrian sidewalks, shopping center whether open or closed, delivery areas, trash removal areas, landscaped areas, and all other areas or improvements that may be provided by Landlord for the common use of tenants in the Landlord's Portion of the Center.


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permitted pursuant to Section 10.03(i);(m) the costs of completely resurfacing or replacing the parking lot that serves the Premises, except as permitted pursuant to Section 10.03(l); (n) the cost of any earthquake or flood insurance; or (o) interest, fines or penalties payable due to the failure of the Landlord to pay taxes, utilities or other charges in a timely manner. In no event shall original construction costs be included in Common Area Charges.

     10.05. Landlord shall deduct in each calendar year from the Common Area Charges any amounts recovered from insures of damage claims relating to the Common Areas and amounts recovered from third parties for damages to the Common Areas, net of costs incurred to recover such amounts.

     10.06. Tenant shall pay its share of the Common Area Charges in equal monthly installments. Within 90 days after the end of each Lease Year, Landlord shall forward to Tenant a detailed statement (the "Expense Statement") showing the Common Area Charges for the immediately preceding Lease Year. Such Expense Statement shall be accompanied by an invoice for any under-payment, which shall be paid within 10 days of receipt by Tenant, and any over-payment shall be credited against sums next coming due to Landlord, or refunded, if at end of the Term.

     10.07. Tenant, upon reasonable notice to Landlord, shall have the right to audit all of Landlord's bills and records relating to the Common Area Charges at Landlord's offices during normal business hours. Tenant shall have thirty (30) days in which to object to the Expense Statement. If Tenant objects to such Expense Statement, Landlord and Tenant shall diligently and in good faith attempt to reach agreement regarding the Expense Statement. If Tenant and Landlord cannot reach agreement within thirty (30) days after Tenant's objection, the Expense Statement shall be reviewed by an independent certified public accountant reasonably acceptable to both parties, whose determination as to the actual Common Area charges shall be final and binding on the parties and whose fees and expenses shall be borne (a) entirely by the Landlord if such determinations reveal a discrepancy of ten percent (10%) or more from the Expense Statement, or (b) equally by Landlord and Tenant in all other cases.

     10.08. Tenant shall have no obligation to pay any franchise, excise, estate, inheritance, income or similar tax which may become payable by or imposed against Landlord or against the rents under this Lease or upon the income of profits of Landlord by reason of any law now in force or later enacted.

     10.09. Tenant's initial estimated monthly payment for Common Area Charges as stipulated in paragraph 8.01 is $206.14.

11.  FIXTURES, LIENS

     11.01. INSTALLATION AND REMOVAL. All fixtures installed by Tenant shall be removed by Tenant at the termination of the tenancy and upon failure to do so, said fixtures shall become the property of Landlord. Tenant will repair any damage caused by the removal of the fixtures.

12.  MAINTENANCE OF LEASED PREMISES

     12.01. LANDLORD'S OBLIGATIONS. Landlord shall keep and maintain the foundation, exterior walls and roof of the building in which the Leased Premises are located in good condition and repair, ordinary wear and tear excepted. Landlord shall not, however, be liable for any consequential damages, which may be suffered by Tenant because of damage due to leaks or problems, if any, in the exterior walls, foundations or roof.



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     12.02.  TENANT'S OBLIGATIONS.  Except as in 12.01, Tenant shall keep and maintain in good order, condition, and repair, the Leased Premises.

     12.03. AIR CONDITIONING OBLIGATIONS. Tenant shall be solely responsible for ALL upkeep, maintenance, filter changes, and repair costs of the air conditioning and/or swamp cooler units.

     12.04. RULES AND REGULATIONS. Tenant will comply with the rules and regulations in Exhibit D. Landlord reserves the right from time to time to amend or supplement said rules and regulations.

13.  SURRENDER.

     13.01. SURRENDER OF LEASED PREMISES. At the termination of this Lease, Tenant shall surrender the Leased Premises in the same condition as the Leased Premises were on the date the Tenant opened the Leased Premises for business to the public, reasonable wear and tear excepted.

     13.02. COSMETIC TENANT ALTERATIONS. Any cosmetic alternations to the premises by the Tenant, such as painting of the interior or exterior in a non-neutral color; wall paneling or other decorations; window tint; lettering & signage are to be removed by the Tenant when Tenant vacates the premises. Failure of the Tenant to correct such alterations to the premises, will result in monetary deductions from Tenant's security deposit, and/or future billing to the Tenant for the cost of restoring the premises back to its original condition as it existed on the date the Lease was signed.

14.  INSURANCE.

     14.01. LIABILITY INSURANCE. Tenant shall, at all times, keep in full force and effect a policy of public liability and property damage (including plate glass coverage) insurance with respect to the Leased Premises, and the business conducted by Tenant and any of its subtenants, the policy amounts to be at least equivalent to a $1,000,000.00 combined single limit policy in which the policy shall name Landlord, any person, firm or corporations designated by Landlord, and Tenant, as insured, and shall contain a clause that the insurer will not cancel or change the insurance without first giving the Landlord ten
(10) days prior written notice. The insurance shall be in an insurance company approved by Landlord and a copy of the policy or certificate of insurance shall be delivered to Landlord annually.

     Tenant's liability insurance shall provide for coverage to include all Display Areas and office spaces #5 and #6.

     14.02. FIRE INSURANCE RATE INCREASE. Tenant shall not keep, use, sell or offer for sale in or upon the Leased Premises any article, which may be prohibited by the standard form of fire insurance policy.

     14.03. PLATE GLASS. Landlord may replace, at the expense of Tenant, any and all plate and other glass damaged or broken from any cause whatsoever in and about the Leased Premises. Landlord may also insure, and keep insured, at Tenant's expense, all plate and other glass in the Leased Premises for and in the name of Landlord. Bills for the repair and/or the premiums therefor shall be rendered by Landlord to Tenant at such times as Landlord may elect, and shall be due from and payable by Tenant when rendered, and the amount thereof shall be deemed to be, and paid as, additional rent.

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15.       INDEMNIFICATION.
          15.01. INDEMNIFICATION OF LANDLORD. Notwithstanding the carrying of appropriate insurance coverage, Tenant does hereby indemnify, save and hold Landlord free, clear and harmless from and against any and all claims, actions, damages, liability and expense in connection with loss of life, personal injury and/or damage to property arising from or out of any occurrence, in, upon or at the Leased Premises, or arising from the occupancy or use by Tenant of the Leased Premises and Common Areas or any part thereof, or occasioned wholly or in part by any act or omission of Tenant, its agents, contractors, employees, servants, lessees or concessionaires.


16.       UTILITIES.

          16.01.    UTILITY CHARGES.    Tenant shall be solely responsible for
and promptly pay all charges for heat, gas, electricity, trash removal or any other utility used or consumed in the Leased Premises.

          16.02.    WATER SUB-METER.    A water sub-meter is located at the
Display Area. Tenant shall be solely responsible for the water usage of the sub-meter at the Display Area lot. In addition, Tenant shall bear his proportionate share of the utility charges to the Common Areas.

          16.03.    WATER, ELECTRIC OR SEWER LINES.    In the event Tenant
needs to run any additional electricity, water or sewer lines, Tenant will pay for any and all costs in connection with those expenses.


17.       ESTOPPEL CERTIFICATE, ATTORNMENT, SUBORDINATION.

          17.01.    ESTOPPEL CERTIFICATE.    Upon request by Landlord, Tenant
agrees to deliver in recordable form, a certificate to Landlord, certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified, and stating the modifications), that there are no defenses of offsets thereto (or stating those claimed by Tenant) and the dates to which Fixed Minimum Rent, Adjusted Minimum Rent, and other charges have been paid. If Tenant fails or refuses to comply with this Section 17.01, such failure or refusal shall constitute a default entitling Landlord to the right and remedies of Paragraph 21.

          17.02. SUBORDINATION. Upon request of Landlord, Tenant will, in writing, subordinate its rights hereunder to the lien of any mortgage or deed of trust now or hereafter in force against the Shopping Center, and to all advances made or hereafter to be made upon the security thereof.

          17.03. FAILURE TO EXECUTE. If fifteen (15) days after the date of a written request by Landlord to execute the instruments, provided in this Paragraph 17, Tenant shall not have executed the same, the Landlord may, at its option, terminate this Lease without incurring any liability on account thereof, and the term hereby granted is expressly limited accordingly.


18.       ASSIGNMENT AND SUBLETTING.

          18.01.    CONSENT REQUIRED.   Tenant will not voluntarily or
involuntarily (or suffer by any operation of law) assign, mortgage, pledge or hypothecate this Lease in whole or in part, nor license, franchise or sublet all or any part of the Leased Premises, without the prior written consent of Landlord in each instance and each time. Notwithstanding any assignment or sublease, Tenant shall remain fully liable on the Lease and shall not be released from performing any of the terms, covenants, and conditions of this Lease. Landlord will not unreasonably withhold consent.

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19.  DESTRUCTION OF LEASED PREMISES.
------------------------------------

     19.01. FIRE, EXPLOSION OR OTHER CASUALTY. If the Leased Premises are damaged by fire, explosion or any other casualty to an extent which is less than fifty (50%) percent of the cost of replacement of the Leased Premises, the damage, except for Tenant's personal and Tenant's improvements shall promptly be repaired by Landlord at Landlord's expense, provided that Landlord shall not be obligated to expend for such repair any amount in excess of the insurance proceeds recovered or recoverable as a result of such damage. If any such damage and (a) Landlord is not required to repair as hereinabove provided, or (b) the Leased Premises shall be damaged to the extent of fifty (50%) percent or more of the cost of replacement, Landlord may elect either to repair or rebuild the Leased Premises or the building or buildings, or to terminate this Lease upon giving notice of such election in writing to Tenant within ninety (90) days after the occurrence of the event causing the damage. If the casualty, repairing or rebuilding shall render the Leased Premises untenantable, in whole or in part, and the damage shall not have been due to the breach or neglect of Tenant, a proportionate abatement of the Fixed Minimum Rent or Adjusted Minimum Rent shall be allowed from the date when the damage occurred until the date Landlord completes its work, said proportion to be computed on the basis of the relation which the gross square footage area of the Leased Premises that is rendered untenantable bears to the Floor Area of the Leased Premises.

20.  EMINENT DOMAIN.
--------------------

     20.01. CONDEMNATION OF LEASED PREMISES. If all or any part of the whole of the Leased Premises shall be taken or acquired by any public or quasipublic authority under the power or threat of eminent domain, the Lease Term shall cease as to the part taken as of the day possession shall be taken by such public authority.

     If the part of the Leased Premises so taken leaves space no longer suitable for the conduct of Tenant's business, then the Lease Term shall cease and Tenant shall pay rent up to the day possession is taken. If more than twenty-five (25%) percent of the floor area of the building in which the Leased Premises are located, or more than twenty-five (25%) percent of that portion of the Common Area from time to time designated by Landlord as common parking areas, shall be taken under the power of eminent domain, Landlord may terminate this Lease and rent shall be paid or refunded as of the date of termination.

     20.02. CONDEMNATION AWARD. All compensation awarded or paid for any taking or acquiring under the power of threat of eminent domain, whether for the whole or a part of the Leased Premises or Shopping Center, shall be the property of Landlord except Landlord shall not be entitled to any award specifically made to Tenant for the taking of Tenant's fixtures, furniture or leasehold improvements paid for by Tenant.

21.  BREACH/DEFAULT OF TENANT.

     21.01. EVENT OF BREACH/DEFAULT. In the event of any failure of Tenant to pay any rental or any other sum due hereunder within ten (10) days when the same shall be due, or if Tenant fails to deliver to the Landlord an Estoppel Certificate within fifteen (15) days after request therefor, or Tenant fails to perform any other of the terms, conditions and covenants of this Lease to be observed or performed by

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Tenant for more than thirty (30) days after written notice of such default shall have been given to Tenant, or an agent of Tenant shall falsify any report required to be furnished to Landlord pursuant to the terms of this Lease, or if Tenant or any guarantor of this Lease shall become bankrupt or insolvent, or file any debtor proceedings or take or have taken against Tenant or any guarantor of this Lease in any court pursuant to any statue either of the United States of any State of a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Tenant's or any such guarantor's property, or if tenant or any such guarantor makes an assignment for the benefit of creditors, or petitions for or enters into an agreement for the benefit of creditors, or if Tenant shall abandon the Leased Premises, or suffer this Lease to be taken under any writ of execution, then Tenant shall be deemed to be in breach/default, and Landlord may terminate this Lease and, in addition to any other rights or remedies provided in this Lease, shall have all the rights and remedies provided by the laws of Nevada.

     21.02. RIGHT TO RE-ENTER. In the event of any breach/default as provided in Paragraph 21.01., Landlord shall have the immediate right of re-entry and may remove all persons and property from the Leased Premises and such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of, Tenant, all without being deemed guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby. Should Landlord elect to re-enter as herein provided, or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this Lease or it may from time to time, without terminating this Lease, make such alterations and repairs as may be necessary in order to relet the Leased Premises, and relet the Leased Premises or any part hereof for such term or terms (which may be for a term extending beyond the Lease Term) and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable; upon each such reletting all rentals received by the Landlord from such reletting shall be applied, first, to the payment of any indebtedness other than rendered hereunder from Tenant to Landlord; second, to the payment of any costs and expenses of such reletting, including brokerage fees and attorney's fees and of costs of such alterations and repairs; third, to the payment of rent due and unpaid hereunder and the residue, if any, shall be held by Landlord and applied in payment of future rents as the same may become due and payable hereunder. If such rentals received from such reletting during any month be less than that to be paid during that month by tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly.

     21.03. RE-ENTRY OR RELETTING NOT A TERMINATION; RIGHT TO TERMINATE. No such re-entry, taking possession, operation or reletting of the Leased Premises by Landlord shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach.

     Should Landlord at any time terminate this Lease for any breach, in addition to any other remedies it may have, it may recover from Tenant all damages it may incur by reason of such breach.

     21.04. LEGAL EXPENSES. In any litigation, relating to any matter in this Lease, the prevailing party shall be entitled to an award of attorney's fees.

     21.05. WAIVER OF RIGHTS OF REDEMPTION. Tenant hereby expressly waives any and all right of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause.


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22.  ACCESS BY LANDLORD.

     22.01. RIGHT OF ENTRY. Landlord and Landlord's agents shall have the right to enter the Leased Premises at all times to examine the same, to exhibit them to prospective purchasers or tenants of the Shopping Center, to make such repairs, alterations, improvements or additions as Landlord may deem necessary or desirable. However, such entry shall not unreasonably interfere with the operation of Tenant's business.

23.  TENANT'S PROPERTY.

     23.01. LOSS AND DAMAGE. Landlord shall not be liable for any damage of whatsoever nature to property of Tenant or of others located on the Leased Premises or in the Shopping Center.

24.  HOLDING OVER.

     24.01. HOLDING OVER. Occupancy by Tenant after expiration of the tenancy without the execution of a new lease, shall be deemed to be occupancy as a tenant from month to month, at twice the Fixed or Adjusted Minimum Rent, whichever is greater.

25.  SUCCESSORS.

     25.01. SUCCESSORS. Al rights and liabilities hereunder shall extend to and bind the heirs, successors and assigns of the parties; and if there shall be more than one tenant, they shall all be bound jointly and severally. No rights shall inure to the benefit of any assignee of Tenant unless the assignment has been approved by Landlord in writing. Landlord shall be released from any and all liability hereunder upon an assignment of its interest hereunder.

26.  QUIET ENJOYMENT.

     26.01. LANDLORD'S COVENANT. Upon timely performance of all the covenants, terms and conditions, Tenant shall peaceably and quietly hold and enjoy the Leased Premises for the Lease Team without hindrance or interruption by Landlord or any other person or persons lawfully or equitably claiming by, through or under the Landlord.

27.  MISCELLANEOUS.

     27.01. WAIVER. Waiver by Landlord of any breach of any term, covenant or condition shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition. There shall be no waiver unless in writing.


     27.02. ENTIRE AGREEMENT, AMENDMENT. All understandings are in this Lease. Any amendment to be effective must be in writing and signed by Landlord and Tenant.

     27.03. NO PARTNERSHIP. Nothing shall be construed to constitute the parties other than Landlord and Tenant.

     27.04. NOTICES. Any notices or other instrument which may or is required to be given shall be delivered personally or sent certified mail, postage prepaid, addressed (a) if to Landlord at the address in 1.01., for Landlord, and (b) if to Tenant at the address in 1.01., for Tenant; or as such other address as either shall designate by written notice.

     27.05.  TIME OF THE ESSENCE.  Time is the essence of this Lease.

     27.06. TENANT DEFINED. "Tenant" means all persons identified as such in 1.01., and if more than one, any notice may be given to any one thereof, and shall have the same effect as if given to all.

     27.07. BROKER'S COMMISSION. Tenant warrants that it has had no dealings with any broker or agent in connection with this Lease, except as designated in 1.01., and covenants to pay, hold harmless and indemnify Landlord from and against any and all costs therefor for any other broker making claim to a commission.

     27.08. PARTIAL INVALIDITY. If any term, covenant or condition shall, to any extent, be unenforceable, the remainder of this Lease shall not be affected thereby.

     27.09. EXECUTION OF LEASE. This Lease shall not be effective for any purpose until execution and delivery thereof by Landlord and Tenant.


     IN WITNESS WHEREOF, Landlord and Tenant have signed and sealed this Lease as of the day and year first above written.

          LANDLORD:
                    BY: /s/ Don S. Jong                      11/17/01
                        ---------------------------------------------
                        DON S. JONG, Sec'y/Treasurer             DATE
                        Four J's Enterprises, Inc.
                        dba: West Coast Property Management Co.
                        Manager/Member

          TENANT:
                    HOLIDAY RV SUPERSTORES OF NEVADA INC.
                    dba: Recreation USA

                    BY: /s/ Casey L. Gunnell                 11-12-01
                        ---------------------------------------------
                                                                 DATE
                        Casey L. Gunnell
                        ---------------------------------------------
                        Print full name

                        President, COO & CFO
                        ---------------------------------------------
                        Title





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